[LOGO]

                        Inflation-Indexed Securities Fund

                                   PROSPECTUS
                                  March 1, 1999

================================================================================

PROSPECTUS

              The 59 Wall Street Inflation-Indexed Securities Fund
                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The Inflation-Indexed Securities Fund is a separate portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus. The Fund seeks to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity.

      Brown Brothers Harriman & Co. is the Investment Adviser for the Fund. Shares of the Fund are offered at net asset value without a sales charge.

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     Neither The Securities And Exchange Commission Nor Any State Securities
    Commission Has Approved Or Disapproved Of These Securities Or Passed Upon
       The Adequacy Or Accuracy Of This Prospectus. Any Representation To
                       The Contrary Is A Criminal Offense.
--------------------------------------------------------------------------------

                  The date of this Prospectus is March 1, 1999.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Objective and Strategies .......................................... 3
Principal Risk Factors ....................................................... 3
Fund Performance ............................................................. 5
Fees and Expenses of the Fund ................................................ 6
Investment Adviser ........................................................... 7
Shareholder Information ...................................................... 7
Financial Highlights .........................................................10
Additional Information .......................................................11

INVESTMENT OBJECTIVE AND STRATEGIES
================================================================================

      The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity.

      Under normal circumstances the Investment Adviser invests at least 65% of the assets of the Fund in securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. Both of the components will be accrued daily and paid monthly to shareholders.

      The Investment Adviser may invest the assets of the Fund in IIS issued by the U.S. Government, its agencies or instrumentalities (including mortgage backed securities), sovereign foreign governments and their agencies or instrumentalities and, U.S. and foreign corporations and banks. All IIS purchased by the Investment Adviser must be rated at least A by Moody's
Investors Service, Inc. or Standard & Poor's Corporation (or, if unrated, determined by the Investment Adviser to be of comparable quality).

      The Investment Adviser may also invest the assets of the Fund in U.S. Government securities or securities of its agencies or instrumentalities which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IIS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Investment Adviser buys from among the available issues those securities that will provide the maximum relative value to the Fund.

      Because the Investment Adviser may buy and sell securities denominated in currencies other than the U.S. dollar, and interest and sale proceeds would be received by the Fund in currencies other than the U.S. dollar, the Investment Adviser may enter into foreign currency exchange transactions from time to time for the Fund to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

      In order to protect the dollar value of all securities denominated in foreign currencies that are held or are intended to be purchased, forward foreign exchange contracts may be entered into on behalf of the Fund. The Investment Adviser's intention is to hedge the exchange rate risk on all non-U.S. dollar denominated securities.

PRINCIPAL RISK FACTORS
================================================================================

      The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. As with any fund other than a money market mutual fund, the share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

      The principal risks of investing in the Fund are:

o     Market Risk:

      This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

o     Interest Rate Risk:

      As interest rates rise, bond prices fall, and conversely, as interest rates decline, bond prices rise. Generally, bonds with longer maturities are more sensitive to interest rate movements than those with shorter maturities.

      "Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.

o     The IIS Market:

      IIS in which the Fund may invest are relatively new securities subject to possible illiquidity. It is not possible to predict with assurance how the market for IIS will mature. While the U.S. Treasury expects that there will be an active secondary market for IIS issued by it, that market may not be as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.

o     Indexing Methodology:

      IIS's principal and interest will be adjusted for inflation as measured by a predetermined index such as the Consumer Price Index. The Fund's performance could be effected if the index used does not accurately reflect the true rate of inflation.

o     Credit Risk:

      Credit risk is the likelihood that an issuer will default on interest or principal payments. The Investment Adviser invests in bonds with a rating of A or better, which reduces the Fund's exposure to credit risk.

o     Foreign Investment Risk:

      Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers.

      Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

      Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE
================================================================================

      The chart and table below give an indication of the Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance as well as an index of funds with similar objectives.

      When you consider this information, please remember that the Fund's performance in past years is not necessarily an indication of how the Fund will do in the future.

Total Return (% per calendar year)

[The following information was depicted as a bar chart in the printed material]

     1993      1994      1995      1996      1997       1998
     ----      ----      ----      ----      ----       ----
     7.00     (2.36)    12.78      3.47      2.29       4.67

--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1993-1998)
--------------------------------------------------------------------------------

                                                      Return      Quarter Ending

 Highest                                               4.20%          6/30/95

 Lowest                                               (1.76)%         3/31/94

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Average Annual Total Returns
(through December 31, 1998)
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                                            1 Year     5 Years    Life of Fund
                                                                 (Since 7/23/92)

Inflation-Indexed Securities Fund            4.67%      4.06%         4.50%

3-Year Treasury                              1.77%      6.09%         6.09%

Salomon Brothers Inflation
  Link Securities Index*                     3.93%       n/a           n/a

--------------------------------------------------------------------------------
* Index commenced operation March 28, 1997. Since IIS's eliminate the uncertainty of inflation, the Investment Adviser believes that the volatility of the 10-year IIS is closest to the volatility of a 3-year Treasury.

FEES AND EXPENSES OF THE FUND
================================================================================

      The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

Maximum Sales Charge (Load)
Imposed on Purchases .........................................            None
Maximum Deferred Sales Charge (Load) .........................            None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends ..............................            None
Redemption Fee ...............................................            None
Exchange Fee .................................................            None


                         ANNUAL FUND OPERATING EXPENSES
                  (Expenses that are deducted from Fund assets
                     as a percentage of average net assets)

Management Fees ..............................................            0.25%
Distribution (12b-1) Fees ....................................            None
Other Expenses
   Administration Fee ........................................  0.10%
   Shareholder Servicing/Eligible Institution Fee ............  0.25
   Other Expenses ............................................  0.55      0.90
                                                                ----      ----
Total Annual Fund Operating Expenses .........................            1.15%
Expense Payment(1) ...........................................           (0.50)%
                                                                          ----
Net Expenses Paid by Fund ....................................            0.65%
                                                                          ====

----------
(1) The expense payment arrangement is a contractual limitation on expenses which will continue until July 1, 2000.

                                     EXAMPLE

      This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

             1  year ...............................  $  117
             3  years ..............................  $  365
             5  years ..............................  $  633
             10 years ..............................  $1,398

INVESTMENT ADVISER
================================================================================

      The Investment Adviser to the Fund is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Directors of The 59 Wall Street Fund, Inc. (the "Corporation"), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 1998, it managed total assets of approximately $32 billion.

      A team of individuals manages the Fund's portfolio on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. Christopher F. Kinney, Mr. Glenn E. Baker, Mr. John P. Nelson and Mr. James J. Evans. Mr. Schoenfeld holds a B.S. from the University of California, Berkeley and a M.B.A. from the University of Pennsylvania. He joined Brown Brothers Harriman & Co. in 1984. Mr. Kinney holds a B.A. from Yale University, M.A. from John Hopkins University and a M.B.A. from Columbia University. He joined Brown Brothers Harriman & Co. in 1984. Mr. Baker holds both a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Nelson holds a B.S. from St. Vincent's College. He joined Brown Brothers Harriman & Co. In 1987. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1996. Prior to joining Brown Brothers Harriman & Co., he worked for Fleet Investment Advisers.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser under the Investment Advisory Agreement, the Fund pays the Investment Adviser an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund.

SHAREHOLDER INFORMATION
================================================================================

                                 NET ASSET VALUE

      The Corporation determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.


      The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation.

                               PURCHASE OF SHARES

      The Corporation offers shares of the Fund on a continuous basis at its net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order and acceptable payment for such order prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $500 to $5,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Brown Brothers Harriman & Co., the Fund's Shareholder
Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Shareholder Servicing Agent has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

                              REDEMPTION OF SHARES

      If the Corporation receives a redemption request prior to the net asset value determination on that day, the Corporation will execute such a redemption at the net asset value per share then determined. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request in good order to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

      The Shareholder Servicing Agent has established a minimum account size of $25,000, which may be amended from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

      Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund.

      The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

                           DIVIDENDS AND DISTRIBUTIONS

      The Corporation declares and pays to shareholders substantially all of the Fund's net income and realized net short-term capital gains as a dividend monthly, and substantially all of the Fund's realized net long-term capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                      TAXES

      Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

                                Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
================================================================================

      The financial highlights table is intended to help an investor understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                 For the years ended October 31
                                              -------------------------------------------------------------------
                                               1998            1997           1996           1995          1994
                                              -------        --------       --------       --------      --------
Net asset value, beginning of year..........  $  9.51         $  9.67        $  9.76        $  9.37       $ 10.17

Income from investment operations:
   Net investment income....................     0.45            0.48           0.55           0.54          0.52
   Net gains or losses on securities
     (both realized and unrealized).........     0.01           (0.16)         (0.09)          0.39         (0.74)
                                              -------         -------        -------        -------       -------
Total from investment operations............     0.46            0.32           0.46           0.93         (0.22)
                                              -------         -------        -------        -------       -------
Dividends and Distributions:
   Dividends (from net investment income)...    (0.45)          (0.48)         (0.55)         (0.54)        (0.52)
   Distributions (from capital gains).......       --              --             --             --         (0.05)
   Distributions (in excess of net realized
     gains).................................       --              --             --             --         (0.01)
                                              -------         -------        -------        -------       -------
Total Dividends and Distributions...........    (0.45)          (0.48)         (0.55)         (0.54)        (0.58)
                                              -------         -------        -------        -------       -------
Net asset value, end of period..............  $  9.52         $  9.51        $  9.67        $  9.76       $  9.37
                                              =======         =======        =======        =======       =======
Total return(1).............................     4.98%          17.28%          4.88%         10.26%        (2.23)%

Ratios/Supplemental Data:
   Net assets, end of year (000's omitted)..  $12,594         $13,744        $16,821        $10,830       $10,328
   Ratio of expenses to average net
     assets(1) .............................     0.65%           0.73%          0.85%          0.85%         0.85%
   Ratio of net income to average net
     assets.................................     4.48%           4.99%          5.73%          5.66%         5.29%
 Portfolio turnover rate ...................      305%            372%           114%           228%          129%

----------
(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

Ratio of expenses to average net assets.....     1.15%           1.24%          1.40%          1.40%         1.46%
Total Return................................     4.45%           2.89%          4.33%          9.71%        (2.84)%

Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1998, 1997, 1996 and 1995 reflect fees paid in connection with specific agreements. Had these arrangements not been in place, this ratio would have been 1.15%, 1.26%, 1.42% and 1.43% respectively.

ADDITIONAL INFORMATION
================================================================================

      Year 2000 issue. Information technology experts are concerned about computer systems' ability to process data-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the Fund. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the Fund. The Investment Adviser is addressing the Year 2000 issue for its systems. The Fund has been informed by its other service providers that they are taking similar measures. Although the Fund does not expect the Year 2000 issue to adversely affect it, the Fund cannot guarantee that the efforts of the Fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

The 59 Wall Street
Inflation-Indexed Securities Fund
SEC file number: 811-06139

More information on the Fund is available free upon request, including the following:

o  Annual/Semi-Annual Report

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

o  By telephone

   Call 1-800-625-5759

o  By mail write to the Fund's Shareholder Servicing  Agent:

   Brown Brothers Harriman & Co.
   59 Wall Street
   New York, New York 10005

o  By E-mail send your request to:

   59wall@bbh.com

o  On the Internet:

   Text-only versions of Fund documents can be viewed online or downloaded from:

      Brown Brothers Harriman & Co.
      http://www.bbhco.com

      SEC
      http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                U.S. Equity Fund

                                   PROSPECTUS
                                  March 1, 1999

================================================================================

PROSPECTUS

                       The 59 Wall Street U.S. Equity Fund

                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The U.S. Equity Fund is a separate portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus. The Fund seeks to provide investors with long-term capital growth while also generating current income.

      Brown Brothers Harriman & Co. is the Investment Adviser for the Fund. Shares of the Fund are offered at net asset value without a sales charge.

--------------------------------------------------------------------------------
     Neither The Securities And Exchange Commission Nor Any State Securities Commission Has Approved Or Disapproved Of These Securities Or Passed Upon
     The Adequacy Or Accuracy Of This Prospectus. Any Representation To The
                         Contrary Is A Criminal Offense.
--------------------------------------------------------------------------------

                  The date of this Prospectus is March 1, 1999.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Objective and Strategies .......................................    3
Principal Risk Factors ....................................................    3
Fund Performance ..........................................................    4
Fees and Expenses of the Fund .............................................    5
Investment Adviser ........................................................    6
Shareholder Information ...................................................    6
Financial Highlights ......................................................    9
Additional Information ....................................................   10

INVESTMENT OBJECTIVE AND STRATEGIES
================================================================================

      The investment objective of the Fund is to provide investors with long-term capital growth while also generating current income.

      Under normal circumstances the Investment Adviser fully invests the assets of the Fund in equity securities traded on the New York Stock Exchange, American Stock Exchange or the National Association of Securities Dealers Automated Quotations (NASDAQ) System. Although the Investment Adviser expects to invest the assets of the Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts. Investments generally consist of equities issued by domestic firms; however, the Investment Adviser may also purchase equities of foreign-based companies if they are registered under the Securities Act of 1933.

      The Investment Adviser primarily invests in medium and large sized companies with a sound financial structure, proven management, an established industry position and competitive products and services. In selecting individual securities, the focus is on (a) companies that exhibit above average revenue and earnings growth as well as high or improving returns on investment and (b) companies that pay out reasonable cash dividends.

      The Fund holds a broadly diversified portfolio representing many sectors of the U.S. economy. This industry diversification and participation in both growth and income oriented equities is designed to control the portfolio's exposure to market risk and company specific risk.

      Solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased and futures contracts on stock indexes may be entered into for the Fund.

PRINCIPAL RISK FACTORS
================================================================================

      The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. As with any fund other than a money market mutual fund, the share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

      The principal risk of investing in the Fund is market risk. This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE
================================================================================

      The chart and table below give an indication of the Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance.

      When you consider this information, please remember that the Fund's performance in past years is not necessarily an indication of how the Fund will do in the future.

Total Return (% per calendar year)

[The following information was depicted as a bar chart in the printed material]

       1993        1994        1995        1996        1997        1998
       ----        ----        ----        ----        ----        ----
      10.34%       0.68       38.40       15.63       30.30       11.92

--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1993-1998)
--------------------------------------------------------------------------------

                                                Return          Quarter Ending

Highest                                         25.52%            12/31/98

Lowest                                         (14.87)%            9/30/98

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 1998)
--------------------------------------------------------------------------------

                                    1 Year        5 Years         Life of Fund
                                                                 (Since 7/23/92)

U.S. Equity Fund                     11.92         18.63              17.25

S & P 500                            28.58         24.05              21.36

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
================================================================================

      The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

Maximum Sales Charge (Load)
Imposed on Purchases ...........................................           None

Maximum Deferred Sales Charge (Load) ...........................           None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends ................................           None

Redemption Fee .................................................           None

Exchange Fee ...................................................           None

                         ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from Fund assets as a percentage of average net assets)

Management Fees ................................................           0.65%
Distribution (12b-1) Fees ......................................           None
Other Expenses
  Administration Fee ...........................................  0.15%
  Shareholder Servicing/Eligible Institution Fee ...............  0.25
  Other Expenses ...............................................  0.16     0.56
                                                                  ----     ----
Total Annual Fund Operating Expenses ...........................           1.21%
                                                                           ====

                                     EXAMPLE

      This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

             1 year .................................    $  123
             3 years ................................    $  384
             5 years ................................    $  665
            10 years ................................    $1,466

INVESTMENT ADVISER
================================================================================

      The Investment Adviser to the Fund is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Directors of The 59 Wall Street Fund, Inc. (the "Corporation"), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 1998, it managed total assets of approximately $32 billion.

      A team of individuals manages the Fund's portfolio on a day-to-day basis. This team includes Mr. John A. Nielsen, Mr. Jeffrey Schoenfeld, Mr. William M. Buchanan and Mr. George H. Boyd. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Mr. Schoenfeld holds a B.S. from the University of California, Berkeley and a M.B.A. from the University of Pennsylvania. He joined Brown Brothers Harriman & Co. in 1984. Mr. Buchanan holds a B.A. from Duke University, a M.B.A. from New York University, and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Boyd holds a B.A. from Colgate University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser under the Investment Advisory Agreement, the Fund pays the Investment Adviser an annual fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Fund.

SHAREHOLDER INFORMATION
================================================================================

                                 NET ASSET VALUE

      The Corporation determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

      The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation.

                               PURCHASE OF SHARES

      The Corporation offers shares of the Fund on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order and acceptable payment for such order prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $500 to $5,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Brown Brothers Harriman & Co., the Fund's Shareholder
Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Shareholder Servicing Agent has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

                              REDEMPTION OF SHARES

      If the Corporation receives a redemption request prior to the net asset value determination on that day, the Corporation will execute such a redemption at the net asset value per share then determined. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request in good order to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

      The Shareholder Servicing Agent has established a minimum account size of $25,000, which may be amended from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

      Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund.

      The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

                           DIVIDENDS AND DISTRIBUTIONS

      The Corporation declares and pays to shareholders substantially all of the Fund's net income and any realized net short-term capital gains semi-annually as a dividend, and substantially all of the Fund's realized net long-term capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                      TAXES

      Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

                                Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
================================================================================

      The financial highlights table is intended to help an investor understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                 For the years ended October 31
                                               ----------------------------------------------------------------------
                                                  1998           1997           1996           1995           1994
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year .........   $    52.73     $    42.30     $    36.46     $    29.84     $    28.80

Income from investment operations:
   Net investment income ...................         0.03           0.21           0.16           0.26           0.26
   Net gains or losses on securities
     (both realized and unrealized) ........         1.24          12.22           6.75           7.15           1.05
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations ...........         1.27          12.43           6.91           7.41           1.31
                                               ----------     ----------     ----------     ----------     ----------
Dividends and Distributions:
   Dividends (from net investment income) ..         --            (0.14)         (0.20)         (0.28)         (0.17)
   Distributions (from capital gains) ......        (3.12)         (1.81)         (0.87)         (0.51)         (0.10)
   Dividends (in excess of net
     investment income) ....................         --            (0.05)          --             --             --
                                               ----------     ----------     ----------     ----------     ----------
Total Dividends and Distributions ..........        (3.12)         (2.00)         (1.07)         (0.79)         (0.27)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .............   $    50.88     $    52.73     $    42.30     $    36.46     $    29.84
                                               ==========     ==========     ==========     ==========     ==========
Total return(1) ............................         2.50%         30.29%         19.32%         25.50%          4.61%

Ratios/Supplemental Data:
   Net assets, end of year (000's omitted) .   $   62,055     $   69,045     $   50,773     $   32,000     $   22,124
   Ratio of expenses to average net
     assets(1) .............................         1.21%          1.22%          1.20%          1.20%          1.20%
   Ratio of net income to average net
     assets ................................         0.04%          0.23%          0.40%          0.84%          1.06%
 Portfolio turnover rate ...................          104%            37%            42%            69%            61%

----------
(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

Ratio of expenses to average net assets ....          n/a           1.16%          1.21%          1.28%          1.46%
Total Return ...............................          n/a          30.33%         19.31%         25.42%          4.35%

Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1997, 1996 and 1995 reflect fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, this ratio would have been 1.18%, 1.30% and 1.38%, respectively.

ADDITIONAL INFORMATION
================================================================================

      Historically, common stocks have provided investors with higher long-term returns than other investment vehicles. The following graph illustrates that over time, common stocks have outperformed investments in long-term government bonds and U.S. Treasury bills.

[The following information was depicted as a line graph in the printed material]

                     Growth of a $1 investment made in 1925

                                     Long Term          U.S.
                    Common Stock    Gov't Bonds    Treasury Bills   Inflation
                    ------------    -----------    --------------   ---------
1925                   $    1         $    1         $    1          $    1
1935                   $    2         $    2         $    1          $    1
1945                   $    5         $    4         $    1          $    1
1955                   $   39         $    4         $    3          $    1
1965                   $   70         $    4         $    3          $    3
1975                   $   90         $    6         $    4          $    4
1985                   $  500         $   10         $    8          $    6
1995                   $1,500         $   39         $   12          $    8
1997                   $2,353         $   44         $   15          $    9
1998

      This graph illustrates the total return of the major classes of financial assets since 1925, including common stocks, long-term government bonds and money market securities as measured by U.S. Treasury bills. The Consumer Price Index is used as a measure of inflation. This graph is not a prediction of the future performance of any of these assets or of inflation. Source: Brown Brothers Harriman & Co.

      Year 2000 issue. Information technology experts are concerned about computer systems' ability to process data-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the Fund. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the Fund. The Investment Adviser is addressing the Year 2000 issue for its systems. The Fund has been informed by its other service providers that they are taking similar measures. Although the Fund does not expect the Year 2000 issue to adversely affect it, the Fund cannot guarantee that the efforts of the Fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

The 59 Wall Street
U.S. Equity Fund
SEC file number: 811-06139

More information on the Fund is available free upon request, including the following:

o  Annual/Semi-Annual Report

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

o  By telephone

   Call 1-800-625-5759

o  By mail write to the Fund's Shareholder Servicing Agent:

   Brown Brothers Harriman & Co.
   59 Wall Street
   New York, New York 10005

o  By E-mail send your request to:

   59wall@bbh.com

o  On the Internet:

   Text-only versions of Fund documents can be viewed online or downloaded from:

   Brown Brothers Harriman & Co.
   http://www.bbhco.com

   SEC
   http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.